UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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3M Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 9, 2017.

3M COMPANY

3M CENTER
BLDG. 220-9E-02
ST. PAUL, MN 55144-1000
Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 14, 2017
Date: May 9, 2017	Time: 8:30 a.m. EDT
Location:	Conrad Indianapolis 50 West Washington Street Indianapolis, Indiana 46204
TO ATTEND ANNUAL MEETING: RSVP AND PRINT YOUR ADMISSION TICKET AT WWW.PROXYVOTE.COM
Questions? Contact us at 1-800-364-3577

You are receiving this communication because you hold shares in 3M Company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
  How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT           ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2017 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote By Internet: To vote now by Internet, go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX available and follow the instructions. Your voting must be completed by 11:59 p.m. EDT on May 8, 2017 (or by 11:59 p.m. EDT on May 7, 2017 for participants in 3M's Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan). When you go online, you can help the environment by consenting to receive electronic delivery of future mailings.

Vote By Phone: Instructions to vote by phone will be included with printed and/or online proxy materials.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: If you are a stockholder of record, you may grant your proxy to 3M or vote in person at the meeting by requesting a ballot. To attend the meeting, register and print your admission ticket in advance at www.proxyvote.com.

Voting Items

The Board of Directors recommends you vote FOR proposals 1, 2 and 3:

Vote on Directors

1.	To elect eleven members to the Board of Directors, each for a term of one year.

Nominees:

	1a.	Sondra L. Barbour

	1b.	Thomas "Tony" K. Brown

	1c.	Vance D. Coffman

	1d.	David B. Dillon

	1e.	Michael L. Eskew

	1f.	Herbert L. Henkel

	1g.	Muhtar Kent

	1h.	Edward M. Liddy

	1i.	Gregory R. Page

	1j.	Inge G. Thulin

	1k.	Patricia A. Woertz

2.	To ratify the appointment of PricewaterhouseCoopers LLP as 3M's independent registered public accounting firm.

3.	Advisory approval of executive compensation.

The Board of Directors recommends you vote for every "1 Year" on proposal 4:

4.	Advisory approval of the frequency of advisory votes on executive compensation.

The Board of Directors recommends you vote AGAINST proposal 5:

5.	Stockholder proposal on implementation of Holy Land Principles.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.